Exhibit 23.1


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 Nos. 333-33968, 333-44104, and 333-33966) and in the related Prospectus
Supplement and Form S-8 Nos. 333-44500, 333-44488, and 333-44486 of APA Optics, Inc. of our report dated May 11, 2001, with respect to the financial statements of APA Optics, Inc. included in this Form 10-K for the year ended March 31, 2001.

                                             /s/  Ernst  &  Young  LLP

Minneapolis,  Minnesota
June  28,  2001


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